Exhibit 99.1
Navitas Semiconductor Announces Third Quarter 2024 Financial Results

•Record sales in GaN mobile fast-charger market
•New, low-voltage GaN technology enters 48V Al data center, EV and robotics markets
•Strategic partnership with Infineon Technologies enables customer dual sourcing
•Streamlined market focus and cost structure improve path to profitability

TORRANCE, Calif., Nov. 04, 2024 — Navitas Semiconductor (Nasdaq: NVTS), the only pure-play, next-generation power semiconductor company and industry leader in gallium nitride (GaN) power ICs and silicon carbide (SiC) technology, today announced unaudited financial results for the third quarter ended September 30, 2024.
“I'm pleased to announce record sales in the mobile fast-charger market plus a completely new GaN platform for 48V Al data centers, EV and AI robotics applications in conjunction with a new, strategic, dual-sourcing partnership with Infineon,” said Gene Sheridan, CEO and co-founder. “Despite macro-economic challenges, we continue to grow faster than the market, and the new, low-voltage GaN platform not only opens up new strategic markets, but also brings customers dual-sourcing options from Navitas and Infineon for added confidence to accelerate adoption of GaN into new mainstream, high volume applications.”
The company also announced a cost-reduction plan that is expected to save $2 million per quarter and streamline the organization with increased focus on Al data center, EV and mobile applications, accelerating the company’s path to profitability. The plan includes a 14% reduction in headcount (approximately 45 employees).
3Q24 Financial Highlights
•Revenue: Total revenue was $21.7 million in the third quarter of 2024 compared to $22.0 million in the third quarter of 2023, and $20.5 million in the second quarter of 2024.
•Loss from Operations: GAAP loss from operations for the quarter was $29.0 million, compared to a loss of $28.6 million for the third quarter of 2023 and a loss of $31.1 million for the second quarter of 2024. On a non-GAAP basis, loss from operations for the quarter was $12.7 million compared to a loss of $8.7 million for the third quarter of 2023, and a loss of $13.3 million in the second quarter of 2024.
•Cash: Cash and cash equivalents were $98.6 million as of September 30, 2024.

Market, Customer and Technology Highlights
•New, Low-voltage (LV) GaN Platform (80-200V): Optimized for 48V systems in Al data center, EV, and motor drive, sampling in Q4 2024, with strategic dual-sourcing partnership with Infineon Technologies. Common specifications (packaging, pin-out, footprint and IP) to accelerate customer adoption of GaN into high-volume, mainstream applications.
•Al Data Center: New 98%-efficient, 8.5 kW Al power supply reference design with high-voltage (HV) GaN+SiC architecture launched as well as proprietary lntelliWeave™ PFC control technique to deliver extreme power density demanded by NVIDIA's Hopper-Blackwell-Rubin Al GPU roadmap. High-voltage GaNSafe power ICs and Gen-3 ‘Fast’ SiC devices are featured in over 60 active customer projects with direct customers such as Delta, GreatWall, Compuware and LiteON, supplying end-users like AWS, Azure and Google. Our data center production revenues started in Q3 as expected and will continue ramping throughout 2025.
•EV: Leading-edge, trench-assisted, planar-gate Gen-3 ‘Fast’ SiC devices now fully AEC QlOl (automotive) qualified and pushing beyond. Six new on-board and road-side charger design wins in Q3, expected to ramp in 2025 and 2026. Largest pipeline segment, with 200+ projects. New, LV GaN platform optimized for 48V battery EV applications.
•Mobile & Consumer: GaNSlim ICs achieved another 26 design wins in Q3. Three new tier-l OEM wins expected to deliver revenue ramping Q2'25, adding to the Samsung wins announced in August.
•Appliance & Industrial: Thirty new design wins in Q3, ranging from vacuum cleaners and LED lighting, to solid-state, grid-connected circuit-breakers, multi-kW power supplies and heat pumps. New, LV GaN platform addresses 48V industrial motor drives including Al robotics.
•Solar & Energy Storage: Ten design wins, including at Generac, expected to ramp mid-2025. Next-gen GaN ICs – including Navitas-proprietary, industry-leading bi-directional GaN ICs – continue on track for significant mid-2025 ramp in solar micro-inverters. New, LV GaN doubles TAM in inverters, as complement to HV GaN and SiC.
Business Outlook

Fourth quarter 2024 net revenues are expected to be between $18.0 and $20.0 million. Non-GAAP gross margin for the fourth quarter is expected to be 40% plus or minus 50 basis points and non-GAAP operating expenses are expected to be approximately $20.5 million in the fourth quarter of 2024.

Navitas Q3 2024 Financial Results Conference Call and Webcast Information:

•Date: Monday, November 4, 2024
•Time: 2:00 p.m. Pacific / 5:00 p.m. Eastern
•Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 2158932
•Live Webcast: https://edge.media-server.com/mmc/p/ughm3b5i
•Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/.

Non-GAAP Financial Measures

This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP gross profit margin, (ii) non-GAAP operating expenses, (iii) non-GAAP research and development expense, (iv) non-GAAP selling, general and administrative expense, (v) non-GAAP loss from operations, (vi) non-GAAP operating margin, and (vii) non-GAAP loss and loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses which are outlined in the “Reconciliation of GAAP Results to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Note Regarding Customer Pipeline Statistic

“Customer pipeline” reflects estimated potential future business based on interest expressed by potential customers for qualified programs, stated in terms of estimated revenue that may be realized in one or more future periods. All customer pipeline information constitutes forward-looking statements. Customer pipeline is not a proxy for backlog or an estimate of future revenue, nor should it be considered as any other measure or indicator of financial performance. Rather, Navitas uses customer pipeline as a statistical metric to indicate the company’s current view of relative changes in future potential business across various end markets. Time horizons vary based on product type and application. Accordingly, actual business realized depends on whether potential customers ultimately choose the Navitas solution, the portion of the customer program awarded to the Navitas solution as compared to other sources in dual- or multiple-source cases, successful customer qualification of the selected solution, the time needed for customers to begin production, the duration and pace of the customer’s ramp to full production, and strategic decisions of Navitas throughout the process based on expected revenues, margins and other factors relating to pipeline opportunities discussed below under “Cautionary Statement Regarding Forward-Looking Statements.”

Cautionary Statement Regarding Forward-Looking Statements

This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this press release. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of acquisitions on customer and supplier relationships, or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets and our customers’ ability to predict such demand, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs and the regulation of cross-border investments, particularly involving the United States and China; other regulatory developments in the United States, China and other countries; the impact of the COVID-19 pandemic or other epidemics on Navitas’ business and the economies that affect our business, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; and Navitas’ ability to protect its intellectual property rights.

These and other risk factors are discussed in the Risk Factors section of our annual report on Form 10-K for the year ended December 31, 2023, as amended in our Form 10-K/A filed with the SEC on July 23, 2024, the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents we file with the SEC. If any of the risks described above, and discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while
Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas

Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, celebrating 10 years of power innovation founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance / industrial, data center, mobile and consumer. Over 250 Navitas patents are issued or pending. Navitas has the industry’s first and only 20-year GaNFast warranty, and was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas Semiconductor, GaNFast, GaNSense, GaNSafe, GaNSlim, GeneSiC and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

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Contact Information
Stephen Oliver, VP Investor Relations, ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
NET REVENUES	$21,681	$21,978	$65,324	$53,399
COST OF REVENUES (exclusive of amortization of intangible assets included below)	13,069	14,878	39,207	33,322
OPERATING EXPENSES:
Research and development	17,828	16,553	57,028	50,740
Selling, general and administrative	15,040	14,419	46,509	46,629
Amortization of intangible assets	4,717	4,774	14,265	14,046
Total operating expenses	37,585	35,746	117,802	111,415
LOSS FROM OPERATIONS	(28,973)	(28,646)	(91,685)	(91,338)
OTHER INCOME (EXPENSE), net:
Interest income (expense), net	(39)	47	(109)	1,298
Dividend income	1,210	1,648	4,251	2,107
Gain (loss) from change in fair value of earnout liabilities	9,171	34,473	42,920	(25,503)
Other income	26	20	140	50
Total other income (expense), net	10,368	36,188	47,202	(22,048)
INCOME (LOSS) BEFORE INCOME TAXES	(18,605)	7,542	(44,483)	(113,386)
INCOME TAX PROVISION (BENEFIT)	125	23	256	(13)
NET INCOME (LOSS)	(18,730)	7,519	(44,739)	(113,373)
LESS: Net loss attributable to noncontrolling interest	—	—	—	(518)
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$(18,730)	$7,519	$(44,739)	$(112,855)
NET INCOME (LOSS) PER SHARE:
Basic	$(0.10)	$0.04	$(0.25)	$(0.68)
Diluted	$(0.10)	$0.04	$(0.25)	$(0.68)
SHARES USED IN PER SHARE CALCULATION:
Basic	184,672	175,103	182,551	165,719
Diluted	184,672	185,626	182,551	165,719

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES - UNAUDITED
(dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP Net revenues	$21,681	$21,978	$65,324	$53,399
Cost of revenues (exclusive of amortization of intangibles)	(13,069)	(14,878)	(39,207)	(33,322)
Cost of revenues (amortization of intangibles)	(3,959)	(3,959)	(11,876)	(11,601)
GAAP Gross profit	4,653	3,141	14,241	8,476
GAAP Gross margin	21.5%	14.3%	21.8%	15.9%

Cost of revenues (amortization of intangibles)	3,959	3,959	11,876	11,601
Inventory write-off related to discontinued products	—	2,024	—	2,024
Other operational charges	—	122	—	122
Stock-based compensation expense	76	—	325	—
Non-GAAP Gross profit	$8,688	$9,246	$26,442	$22,223
Non-GAAP Gross margin	40.1%	42.1%	40.5%	41.6%
RECONCILIATION OF OPERATING EXPENSES
GAAP Research and development	$17,828	$16,553	$57,028	$50,740
Stock-based compensation expenses	(6,267)	(6,013)	(20,075)	(20,137)
Non-GAAP Research and development	11,561	10,540	36,953	30,603
GAAP Selling, general and administrative	15,040	14,419	46,509	46,629
Stock-based compensation expenses	(5,029)	(6,066)	(17,611)	(21,673)
Payroll taxes on vesting of employee stock-based compensation	(137)	(413)	(687)	(698)
Employee separation and transition	—	—	(275)	—
Settlement of commercial claim	—	—	(450)	—
Acquisition-related expenses	—	—	—	(1,485)
Termination of distributor	—	(483)	—	(483)
Other	—	(47)	(111)	(105)
Non-GAAP Selling, general and administrative	9,874	7,410	27,375	22,185
Total Non-GAAP Operating expenses	$21,435	$17,950	$64,328	$52,788
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP Loss from operations	$(28,973)	$(28,646)	$(91,685)	$(91,338)
GAAP Operating margin	(133.6)%	(130.3)%	(140.4)%	(171.0)%
Add: Stock-based compensation expenses included in:
Research and development	6,267	6,013	20,075	20,137
Selling, general and administrative	5,029	6,066	17,611	21,673
Cost of goods sold	76	—	325	—
Total	11,372	12,079	38,011	41,810
Amortization of acquisition-related intangible assets	4,717	4,774	14,265	14,046
Payroll taxes on vesting of employee stock-based compensation	137	413	687	698
Employee separation and transition	—	—	275	—
Settlement of commercial claim	—	—	450	—
Acquisition-related expenses	—	—	—	1,485
Inventory write-off related to discontinued products	—	2,024	—	2,024
Termination of distributor	—	483	—	483
Other	—	169	111	227
Non-GAAP Loss from operations	$(12,747)	$(8,704)	$(37,886)	$(30,565)
Non-GAAP Operating margin	(58.8)%	(39.6)%	(58.0)%	(57.2)%
RECONCILIATION OF NET LOSS PER SHARE
GAAP Net income (loss) attributable to controlling interest	$(18,730)	$7,519	$(44,739)	$(112,855)
Adjustments to GAAP Net income (loss)
Loss (Gain) from change in fair value of earnout liabilities	(9,171)	(34,473)	(42,920)	25,503
Total stock-based compensation	11,372	12,079	38,011	41,810
Amortization of acquisition-related intangible assets	4,717	4,774	14,265	14,046
Payroll taxes on vesting of employee stock-based compensation	137	413	687	698
Employee separation and transition	—	—	275	—
Settlement of commercial claim	—	—	450	—
Acquisition-related expenses	—	—	—	1,485
Inventory write-off related to discontinued products	—	2,024	—	2,024
Termination of distributor	—	483	—	483
Other operational charges	—	—	—	—
Other expense	—	149	28	177
Non-GAAP Net loss	$(11,675)	$(7,032)	$(33,943)	$(26,629)
Average shares outstanding for calculation of non-GAAP Net loss per share (basic and diluted)	184,672	175,103	182,551	165,719
Non-GAAP Net loss per share (basic and diluted)	$(0.06)	$(0.04)	$(0.19)	$(0.16)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
ASSETS	September 30, 2024	December 31, 2023
CURRENT ASSETS:
Cash and cash equivalents	$98,614	$152,839
Accounts receivable, net	21,091	25,858
Inventories	21,284	22,234
Prepaid expenses and other current assets	4,161	6,178
Total current assets	145,150	207,109
ACCOUNTS RECEIVABLE NONCURRENT, net	5,211	—
PROPERTY AND EQUIPMENT, net	13,057	9,154
OPERATING LEASE RIGHT OF USE ASSETS	7,266	8,268
INTANGIBLE ASSETS, net	76,856	91,099
GOODWILL	163,215	163,215
OTHER ASSETS	8,654	6,701
Total assets	$419,409	$485,546
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$13,593	$24,740
Accrued compensation expenses	8,497	10,902
Operating lease liabilities, current	1,868	1,892
Customer deposit and deferred revenue	2,006	10,953
Total current liabilities	25,964	48,487
OPERATING LEASE LIABILITIES NONCURRENT	5,993	6,653
EARNOUT LIABILITY	3,932	46,852
DEFERRED TAX LIABILITIES	1,040	1,040
ACCRUED ROYALTIES NONCURRENT	1,652	1,897
Total liabilities	38,581	104,929
STOCKHOLDERS’ EQUITY	380,828	380,617
Total liabilities and stockholders’ equity	$419,409	$485,546